 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

Clearwater Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-195607	46-4902722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8174 Las Vegas Blvd. S., Ste. 109, Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 779-9871

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.06 Change in Shell Company Status

Concurrently with the filing, on October 15, 2014, of our Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2014, our management determined that our operations are not “nominal” within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934 and that we no longer qualify as a “shell company” within the meaning of such Rule. Current information regarding our operations may be found in the aforementioned Quarterly Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearwater Ventures, Inc.

/s/ Tuston Brown

Tuston Brown
President, Chief Executive Officer

Date: December 19, 2014

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